UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2022

The Growth for Good Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41149	66-0987010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 E 49th St. 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(646) 450-1265

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right, and one-half of one redeemable warrant	GFGDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GFGD	The Nasdaq Stock Market LLC
Rights to acquire one-sixteenth of one Class A ordinary share	GFGDR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GFGDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 24, 2022, The Growth for Good Acquisition Corporation (the “Company,” “us” or “our”) announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), the rights included in the Units and the redeemable warrants included in the Units commencing on January 31, 2022. Each Unit consists of one Class A Ordinary Share, one right and one-half of one redeemable warrant. Each right entitles the holder thereof to receive one-sixteenth (1/16) of one Class A Ordinary Share upon the consummation of our initial business combination. Each whole warrant entitles the holder thereof, upon exercise, to purchase one Class A Ordinary Share at a price of $11.50 per share. Any Units not separated will continue to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “GFGDU.” Any underlying Class A Ordinary Shares, rights and redeemable warrants that are separated will trade on the Nasdaq under the symbols “GFGD,” “GFGDR” and “GFGDW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate such holders’ Units into Class A Ordinary Shares, rights and redeemable warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated December January 24, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GROWTH FOR GOOD ACQUISITION CORPORATION

Date: January 24, 2022	By:	/s/ Rahul Kakar
Name: Rahul Kakar
Title: Chief Financial Officer